Exhibit 10.1

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT is dated October 11, 2018 (the “Third Amendment”), and is by and between Byline Bancorp, Inc., a Delaware corporation, successor by merger to Byline Bancorp, Inc, an Illinois corporation (“Borrower”), with offices at 180 N. LaSalle Street, 3rd Floor, Chicago, IL  60601, and CIBC Bank USA, formerly known as The PrivateBank  and Trust Company, an Illinois chartered bank (together with successors and assigns, the “Lender”), with offices at 120 S. LaSalle Street, Chicago, IL  60603, as further identified below.

RECITALS:

A. The Borrower and the Lender have heretofore executed a Revolving Credit Agreement dated October 13, 2016, as amended by First Amendment thereto effective April 13, 2017, and as amended by Second Amendment thereto effective October 12, 2017 (collectively, the “Loan Agreement”), which may be further amended from time to time, and the Borrower (and if applicable, certain third parties) have executed a Negative Pledge Agreement dated October 11, 2018 (the “Negative Pledge Agreement”), a Third Amended Revolving Note dated October 11, 2018 (the “Third Amended Note”), and such other documents which may or may not be identified in the Agreement and certain other related documents (collectively, together with the Loan Agreement, the “Loan Documents”), setting forth the terms and conditions upon which the Borrower may obtain loans from time to time up to the original maximum amount stated therein, as may be amended from time to time.

B.  The Borrower has requested and the Lender has agreed to increase the Revolving Loan Commitment to $10,000,000.00 and extend the maturity date and make certain other modifications to the Loan Agreement and Loan Documents as described below, including releasing the previously executed Stock Pledge Agreement dated October 13, 2016, together with First Amendment thereto dated April 13, 2017, and Second Amendment thereto dated October 12, 2017 (collectively, the “Stock Pledge Agreement”).

C.  The Lender has agreed to such modifications, but only on the terms and conditions outlined in this Third Amendment.

1.(a) Section 1.1, Definitions, of the Loan Agreement is hereby amended by deleting the Collateral, Collateral Documents, Material Adverse Effect, Pledge Agreement, Pledged Stock, Revolving Loan Commitment and Revolving Loan Maturity Date definition thereof and replacing it as follows and also adding definitions for Ancillary Documents, Negative Pledge Agreement, Stock and Unused Commitment Fee as follows:

“Ancillary Documents means the Negative Pledge Agreement and such other certificates, documents, and instruments entered into or delivered in connection with or relating to this Agreement.”

“Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business, properties or prospects of Borrower and its Subsidiaries taken as a whole, (b) a material impairment of the ability of Borrower to perform any of the Obligations under any Loan Document or (c) a material adverse effect under the Ancillary Documents or upon the legality, validity, binding effect or enforceability against Borrower of any Loan Document.”

“Negative Pledge Agreement means the Negative Pledge Agreement dated as of the Closing Date between Borrower and Lender (as amended, restated, supplemented or modified from time to time), pursuant to which the Stock cannot be pledged.”

“Revolving Loan Commitment means Ten Million and 00/100ths Dollars ($10,000,000.00), as shall or may be reduced from time to time pursuant to Section 4.1 and Section 4.2 hereto.”

“Revolving Loan Maturity Date means the earlier to occur of October 10, 2019 or the Termination Date.”

“Stock has the meaning ascribed to such term in the Negative Pledge Agreement.”

“Unused Commitment Fee is defined in Section 2.1.”

(b)Notwithstanding anything to the contrary, (i) wherever in the Loan Agreement or Loan Documents the term “Collateral Documents” is used, it shall henceforth mean “Ancillary Documents”, (ii) wherever in the Loan Agreement or Loan Documents the term “Pledge Agreement” is used, it shall henceforth mean “Negative Pledge Agreement” and (iii) wherever in the Loan Agreement or Loan Documents the term “Pledged Stock” is used, it shall henceforth mean “Stock”.

(c) Notwithstanding anything to the contrary, the use of the term “Collateral” in Section 7.8, Section 8.1.7(f), Section 12.1.12 in the Loan Agreement shall henceforth mean “Stock”.

(d)Notwithstanding anything to the contrary, Section 11.1.2, Pledged Securities, and Section 12.1.18, Delivery of Pledged Stock, of the Loan Agreement are hereby deleted in their entirety.

(e)Upon the fulfillment of all Preconditions for Effectiveness hereunder, the Stock Pledge Agreement is hereby released.

2.Section 2.1, Revolving Loan Commitment, of the Loan Agreement is hereby amended by deleting the Section in its entirety and replacing it with as follows:

“Revolving Loan Commitment

.  Except as such Revolving Loan Commitment may or shall be reduced pursuant to Section 4.1 and Section 4.2 hereto, on and subject to the terms and conditions of this Agreement, Lender agrees to make the Revolving Loans to Borrower on a revolving basis up to a maximum aggregate principal amount of Ten Million and 00/100ths Dollars ($10,000,000.00) (subject to the restriction as provided in Section 4.2 herein) from time to time until the Revolving Loan Maturity Date as Borrower may request from Lender; provided, further, that after giving effect to such Revolving Loans, the Revolving Outstandings will not at any time exceed the Revolving Loan Commitment.  Borrower agrees to pay to Lender a fee equal to the product achieved when (A) the unused portion of the Revolving Loan Commitment is multiplied by (B) 0.10% (the "Unused Commitment Fee").  For purposes of calculating usage under this Section 2.1(a), the Revolving Loan Commitment shall be deemed used to the extent of the Revolving Outstandings. The Unused Commitment Fee shall be payable in arrears on the last day of each calendar quarter and on the Revolving Loan Maturity Date for any period then ending for which such Unused Commitment Fee shall not be previously paid. The Unused Commitment Fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days.”

3.Subsection 3.1.1, Revolving Loan, of the Loan Agreement is hereby deleted and replaced with new Subsection 3.1.1 as follows:

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“3.1.1    Revolving Loan.  Lender agrees to extend the Revolving Loan to Borrower in accordance with the terms of, and subject to the conditions set forth in, this Agreement, the Revolving Note and the other Loan Documents.  All sums advanced and outstanding from time to time under any Revolving Loan shall bear interest per annum at a rate equal to either (a) the LIBOR Rate plus 225 basis points, or (b) the Prime Rate minus 50 basis points, floating. Borrower shall communicate to the Lender not less than three (3) Business Days prior to the commencement of an Interest Period whether Borrower elects to utilize option (a) or option (b) for the upcoming Interest Period and if Borrower fails to deliver notice of Borrower’s election to Lender not less than three (3) Business Days prior to the commencement of an Interest Period, all such borrowings shall be treated as an election by Borrower to utilize option (b). The unpaid principal balance plus all accrued but unpaid interest on the Revolving Loan shall be due and payable on the Revolving Loan Maturity Date in accordance with the terms of the Revolving Note and this Agreement.”

4.Section 8.10, Further Assurances, of the Loan Agreement is hereby deleted in its entirety and replaced with new Section 8.10 as follows:

“Further Assurances

.

(a)

Take, and cause any Subsidiary to take, such actions as are necessary or as Lender may reasonably request from time to time to preserve the full benefits of the rights granted in this Agreement and the Negative Pledge Agreement, including the execution and delivery of the Negative Pledge Agreement and the other Loan Documents.

(b)	Borrower shall maintain honor its obligations created by the Negative Pledge Agreement and shall defend such obligations against the claims and demands of all Persons whomsoever.”

5.Subsection 9.1.2, Tier 1 Leverage Capital Ratio, of the Loan Agreement is hereby deleted and replaced with new Subsection 9.1.2 as follows:

“9.1.2 Tier 1 Leverage Capital Ratio

3.4.  Total Tier 1 Leverage Capital Ratio equal to or greater than 8.25%.”

6.Section 12.1.1, Non-Payment of Loan, etc., of the Loan Agreement is hereby deleted in its entirety and replaced with new Section 12.1.1 as follows:

“12.1.1. Non-Payment of the Loan, etc

3.  Default in the payment when due of the principal of the Loan; or default, and continuance thereof for five (5) days, in the payment when due of any interest, fee, or other amount payable by Borrower hereunder or under any other Loan Document.”

7.Annex A, Commitment, of the Loan Agreement is hereby deleted in its entirety and replaced with new Annex A attached.

8.Exhibit E, Form of Compliance Certificate, of the Loan Agreement is hereby deleted in its entirety and replaced with new Exhibit E attached.

9.Conflicts.  In the event of a conflict between the terms and conditions or the definitions of terms in the Loan Agreement, the other Loan Documents and the terms and conditions or the definitions of said terms provided herein, the terms and conditions and the definition of said terms as provided herein shall

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control.  Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement and the other Loan Documents.

10.Effectiveness of Prior Documents. Except as specifically modified hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.  All warranties and representations contained in the Loan Agreement and the other Loan Documents shall be deemed remade and affirmed as of the date hereof by the Borrower, except any and all references to the Loan Agreement in such representations, warranties and covenants shall be deemed to include the Loan Agreement as amended by this Third Amendment.  No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to Borrower’s knowledge, threatened against either Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect. All collateral previously provided to secure the Loan Agreement continues as security, and all guaranties, if any, guaranteeing obligations under the Loan Documents remain in full force and effect.  This is a Third Amendment, not a novation.

11.Release.   In further consideration of Lender’s execution of this Third Amendment, the Borrower, on behalf of itself and its respective successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to any of them), assigns, subsidiaries and affiliates, hereby forever releases Lender and its respective successors, assigns, parents, subsidiaries, affiliates, officers, employees, directors, agents and attorneys (collectively, the “Released Parties”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”), that Borrower may have against the Released Parties which arise from or relate to any actions which the Released Parties may have taken or omitted to take prior to the date this Third Amendment was executed, including without limitation with respect to the obligations of Borrower and any third parties liable in whole or in part, and as debtor, surety or guarantor, for the said obligations and any collateral for the said obligations, except in case of willful misconduct or gross negligence, and except for any breach by the Lender of this Agreement or any other Loan Document.. This release shall include all claims based on the “per annum” calculation as defined in the Note of interest due to be paid by Borrower, based on the “per annum” definition contained in the Illinois Interest Act, 815 Ill. Comp. Stat. §205/9 et seq., and the duty of good faith and fair dealing.   This release shall constitute a complete defense of all Claims.  Nothing in this release shall be construed (or shall be admissible in any legal action or proceeding) as an admission by any of the Released Parties that any defense, indebtedness, obligation, liability, claims or cause of action exists which is in the scope of those hereby released.

12.Preconditions of Effectiveness. This Third Amendment shall become effective only upon receipt by the Lender of: (i) an executed and delivered copy of this Third Amendment; (ii) an executed and delivered copy of the Third Amended; (iii) an executed and delivered copy of the Negative Pledge Agreement; (iv) copies of required Borrowing (or other) entity resolutions and certifications as required by the Lender; and (iv) any other documents reasonably required by the Lender.

13.No Waiver of Defaults; Warranties. This Third Amendment shall not be construed as or be deemed to be a waiver by the Lender of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Third Amendment.

14.Counterparts. This Third Amendment may be signed in any number of counterparts, each of which shall be construed an original, but when taken together shall constitute one document.

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15.Authorization. The Borrower represents and warrants that the execution, delivery and performance of this Third Amendment and the documents referenced herein are within the powers and authority of the Borrower and have been duly authorized by all necessary action and do not and will not contravene or conflict with the Articles of Incorporation or Bylaws of the Borrower.

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Dated:  October 11, 2018.

BORROWER:

Byline Bancorp, Inc., a Delaware corporation, successor by merger to Byline Bancorp, Inc, an Illinois corporation

By:/s/  Alberto J. Paracchini

Name/ Title: Alberto Paracchini, President and CEO

NEGATIVE PLEDGE AFFIRMATION AND CONSENT

BYLINE BANCORP, INC., a Delaware corporation, successor by merger to Byline Bancorp, Inc, an Illinois corporation, its capacity as Borrower under the Negative Pledge Agreement, as may be amended, hereby consents to and agrees to the terms of the foregoing Third Amendment, as of the day and year first above written.

Byline Bancorp, Inc., a Delaware corporation, successor by merger to Byline Bancorp, Inc, an Illinois corporation

By:/s/  Alberto J. Paracchini

Name/ Title: Alberto Paracchini, President and CEO

ACCEPTED AND AGREED TO:LENDER:

CIBC BANK USA, formerly known as THE PRIVATEBANK AND TRUST COMPANY

By: /s/  Kevin Kehoe

Name: ____Kevin Kehoe_______________________

Title: Group Head

[signature page of Third Amendment]

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ANNEX A

COMMITMENT

Lender	Revolving Loan Commitment Amount
CIBC Bank USA, formerly known as The PrivateBank and Trust Company	$10,000,000
TOTALS	$10,000,000.00

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THIRD AMENDED REVOLVING NOTE

$10,000,000.00October 11, 2018

Chicago, Illinois

THE UNDERSIGNED, Byline Bancorp, Inc., a Delaware corporation, successor by merger to Byline Bancorp, Inc., an Illinois corporation (the “Borrower”), for value received, promises to pay to the order of CIBC Bank USA, formerly known as The PrivateBank and Trust Company (the “Lender”) at its principal office in Chicago, Illinois, the aggregate unpaid amount of all Revolving Loans made to the undersigned by Lender pursuant to the Loan Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of Lender), such principal amount to be payable on the dates set forth in the Loan Agreement.

The Borrower further promises to pay interest on the unpaid principal amount of the Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Loan Agreement.  Payments of both principal plus interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Revolving Credit Agreement, dated as of October 13, 2016, together with First Amendment thereto dated April 13, 2017, Second Amendment thereto dated October 12, 2017, and Third Amendment thereto dated October 11, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), between the Borrower and Lender, to which Loan Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated. The remaining outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable on the Revolving Loan Maturity Date, which is October 10, 2019.  Terms not otherwise defined herein are used herein as defined in the Loan Agreement. This Third Amended Revolving Note (“Third Amended Note”) is an amendment to and restatement, without novation or satisfaction, of that certain Second Amended Revolving Note dated on or about October 12, 2017 (the “Original Note”).  Accordingly, Borrower acknowledges that all amounts presently due and owing under the Original Note shall be deemed transferred to and be advanced under this Third Amended Note.

If any attorney is engaged by Lender to enforce or defend any provision of this Note or any of the other Loan Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, then Borrower shall pay to Lender immediately upon demand all attorneys' fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys' fees and expenses had been added to the principal.

No previous waiver and no failure or delay by Lender in acting with respect to the terms of this Note or any of the other Loan Documents shall constitute a waiver of any breach, default or failure of condition under this Note, the Loan Agreement or any of the other Loan Documents or the obligations secured thereby.  A waiver of any term of this Note or any of the other Loan Documents or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.  In the event of any inconsistencies between

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the terms of this Note and the terms of any other document related to the Loan evidenced by this Note, the terms of this Note shall prevail.

Except as otherwise provided in the Loan Agreement, Borrower expressly waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of late charges, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.  In addition, Borrower expressly agrees that this Note and any payment coming due hereunder may be extended from time to time without in any way affecting the liability of any such party hereunder.

Time is of the essence with respect to every provision hereof.  This Note shall be construed and enforced in accordance with the laws of the State of Illinois, except to the extent that federal laws preempt the laws of the State of Illinois, and all persons and entities in any manner obligated under this Note consent to the jurisdiction of any Federal or State court located in Chicago, Illinois having proper venue and also consent to service of process by any means authorized by Illinois or Federal law.  Any reference contained herein to attorneys' fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

All agreements between Borrower and Lender (including, without limitation, this Note and the Loan Agreement, and any other documents securing all or any part of the indebtedness evidenced hereby) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to Lender exceed the highest lawful rate of interest permissible under applicable law.  If, from any circumstances whatsoever, fulfillment of any provision hereof, the Loan Agreement or any other documents securing all or any part of the indebtedness evidenced hereby at the time performance of such provisions shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such applicable laws, and if, for any reason whatsoever, Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law, such interest shall be automatically applied to the payment of the principal of this Note (whether or not then due and payable) and not to the payment of interest or refunded to Borrower if such principal has been paid in full.

Any notice which either party hereto may be required or may desire to give hereunder shall be governed by the notice provisions of the Loan Agreement.

BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS REVOLVING NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND

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UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER'S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

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IN WITNESS WHEREOF, the undersigned has executed this Note or caused this Note to be executed by its duly authorized representative as of the date first above written.

Borrower:

Byline Bancorp, Inc., a Delaware corporation, successor by merger to Byline Bancorp, Inc., an Illinois corporation

By:/s/  Alberto J. Paracchini

Name/ Title: Alberto Paracchini, President and CEO

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NEGATIVE PLEDGE AGREEMENT

THIS NEGATIVE PLEDGE AGREEMENT (this “Agreement”) is dated October 11, 2018, and is made by the Byline Bancorp, Inc., a Delaware corporation, successor by merger to Byline Bancorp, Inc., an Illinois corporation (the “Borrower”), in favor of CIBC Bank USA, formerly known as The PrivateBank and Trust Company (the “Lender”).

R E C I T A L S

A.Borrower is a bank holding company that owns one hundred percent (100%) of the issued and outstanding capital stock of Byline Bank, an Illinois banking corporation, with its main office located in Chicago, Illinois (the “Subsidiary Bank”).

B.Pursuant to the Revolving Credit Agreement dated as of October 13, 2016, together with First Amendment thereto dated April 13, 2017, Second Amendment thereto dated October 12, 2017, and Third Amendment thereto dated October 11, 2018 (as it may hereafter be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), by and between the Borrower and the Lender, the Borrower has requested that Lender provide it with a revolving credit facility consisting of a Revolving Loan in the principal amount of up to Ten Million and 00/100ths Dollars ($10,000,000.00) (the “Loan”).

C.The obligation of the Lender to make Loan is subject to the condition, among others, that the Borrower enters into this Agreement.

NOW THEREFORE, the Borrower, for valuable consideration, receipt of which hereby is acknowledged, jointly and severally hereby agree with the Lender, as follows:

1.Capitalized Terms; Exhibits and Schedules Incorporated. Capitalized terms not otherwise defined herein shall have the meanings given them in the Credit Agreement. All exhibits and schedules attached hereto or referenced herein are hereby incorporated into this Agreement.

2.Negative Pledge. In order to induce the Lender to extend the Loan to the Borrower, the Borrower hereby agrees that so long as any of the Loan and Obligations remain outstanding, the Borrower will not create or grant a lien or security interest in or cloud on title on or similar interest in, or otherwise mortgage, encumber, pledge, and/or enter into a negative pledge agreement with respect to (i) the shares of capital stock of the Subsidiary Bank as described on the attached Schedule A hereto and any and all other shares of capital stock issued by the Subsidiary Bank previously or hereafter acquired by Borrower, whether directly from the Subsidiary Bank or otherwise and whether such other shares are now or hereafter in the possession of Borrower, Lender or other holder; (ii) any and all other shares of capital stock issued by any Subsidiary hereafter formed or acquired by Borrower, and all stock and other securities or property which are issued pursuant to conversion, redemption, exercise of rights, stock split, recapitalization, reorganization, stock dividends or other corporate act which are referable to the shares referenced in clause (i) or this clause (ii); (iii) all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the shares referenced in clause (i) or clause (ii), except as permitted in the Credit Agreement; and (iv) all substitutions for any of the foregoing, proceeds of and from any

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of the foregoing and all interest, cash dividends or other payments in respect of any of the foregoing (collectively, the “Stock”).

3.Nature of Negative Pledge, Waivers. This is an absolute, unconditional and continuing Agreement and will remain in full force and effect until the Obligations have been fully satisfied or as otherwise agreed to by the parties hereto. This Agreement will extend to and cover renewals, extensions, modifications and/or marketing of the Obligations and any number of extensions of time for payment thereof. Notice of acceptance of this Agreement, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, are hereby waived. Lender at any time and from time to time, without the consent of the Borrower (other than the Borrower as provided for the Credit Agreement), may change the manner, place or terms of payment of or interest rates on, or change or extend the time of payment of, or renew or alter, any of the Obligations, without impairing or releasing the liabilities of the Borrower hereunder.

4.Representations and Covenants. The Borrower warrants and represents that: (a) Borrower has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Stock and the same is free from all encumbrances and rights of setoff of any kind; and (b) the Borrower will defend, at the Borrower’s expense, the Stock against all claims and demands of all persons at any time claiming the same or any interest therein.

5.Default. All or any of the following will constitute a “Default” under this Agreement: (a) the breach in any material respect of any representation of the Borrower herein, (b) the failure of the Borrower to perform in any material respect any covenants or agreements contained herein, and/or (c) the occurrence of a Default under the Credit Agreement.

6.Representations and Warranties to Survive. All representations, warranties, covenants and agreements made by the Borrower herein shall survive the execution and delivery of this Agreement and shall continue until the Obligations have been fully satisfied.

7.Notices. All notices, demands, requests, consents approvals and other communications required or permitted hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective if delivered pursuant to the requirements of Section 13.3 of the Credit Agreement.

8.Miscellaneous.

8.1This Agreement will be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns, provided, however, that Borrower may not assign this Agreement in whole or in part without the prior written consent of Lender and Lender at any time may assign this Agreement in whole or in part pursuant to the Credit Agreement. All references herein to the “Borrower” and “Lender” will be deemed to apply to the Borrower and Lender and their respective successors and assigns.

8.2This Agreement (including the documents and instruments referred to herein or therein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. All the terms of this Agreement will be binding upon the respective successors and

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assigns of the parties hereto and will inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. This Agreement may be amended or modified in whole or in part at any time only by an agreement in writing executed in the same manner as this Agreement after authorization to do so by the parties hereto.

8.3In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

8.4This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

8.5Acknowledgement by Borrower. THE BORROWER ACKNOWLEDGES THAT BORROWER HAS READ AND UNDERSTANDS THE FOREGOING AGREEMENT.  IN PARTICULAR, THE BORROWER UNDERSTANDS THAT THIS AGREEMENT, INFORMATIONAL UCC FINANCING STATEMENTS AND/OR SUCH OTHER DOCUMENTS AS LENDER DEEMS NECESSARY TO EFFECTUATE THE PURPOSES OF THIS AGREEMENT WILL BE RECORDED, PURSUANT TO AND IN ACCORDANCE WITH THE CREDIT AGREEMENT, IN THE OFFICE OF THE SECRETARY OF STATE OF ILLINOIS AND THAT THIS AGREEMENT WILL MAKE BORROWER’S TITLE TO THE STOCK UNMARKETABLE, SO THAT NO ONE WILL LIKELY PURCHASE OR LEASE ANY PART OF THE PROPERTY OR LOAN MONEY AND ACCEPT A MORTGAGE OR SECURITY INTEREST ON ANY PART OF THE PROPERTY (EXCEPT AS ALLOWED IN THE CREDIT AGREEMENT).

8.6Governing Law. This Agreement has been delivered and accepted at and will be deemed to have been made at Chicago, Illinois and will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Illinois, without regard to conflicts of law principles.

8.7Consent to Jurisdiction. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE OF ILLINOIS COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREINAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A LOAN PARTY

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AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

8.8Waiver of Jury Trial. BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the parties have caused this Negative Pledge Agreement to be duly executed and delivered as of the day and year first above written.

BYLINE BANCORP, INC., a Delaware corporation, successor by merger to Byline Bancorp, Inc., an Illinois corporation By: /s/ Alberto J. Paracchini Name: Alberto Paracchini Title: President and CEO
CIBC BANK USA, formerly known as THE PRIVATEBANK AND TRUST COMPANY By: /s/ Kevin Kehoe Name: Kevin Kehoe Title: Group Head

Signature Page to Negative Pledge Agreement

SCHEDULE A

ISSUER:  BYLINE BANK

Owner	Class	Certificate Number	Number of Shares	Percentage of Class

BYLINE BANCORP, INC.	Common	1	50,000	100%

Schedule A - 1

ACKNOWLEDGMENT

THE UNDERSIGNED issuer of the Stock hereby acknowledges receipt of a copy of this Agreement and agrees to (a) note the restrictions herein on its books, records, ledgers and certificates maintained with respect to its capital stock, (b) not make or permit any dividends or distributions with respect to its capital stock except as permitted in the Credit Agreement and (c) not make or permit any sale, transfer or issuance of any of its capital stock or of any rights to acquire its capital stock except as permitted in this Agreement.

THE UNDERSIGNED further states that as of October 11, 2018, it had 50,000 authorized shares of common stock, all of which were issued and outstanding as of such date and no other authorized shares of capital stock.

BYLINE BANK, an Illinois banking corporation By: /s/ Alberto J. Paracchini Name: Alberto Paracchini Title: President and CEO

Signature Page to Note